EXHIBIT 10.1

                           LOAN MODIFICATION AGREEMENT

         LOAN MODIFICATION AGREEMENT (the "Agreement"), made as of the 22nd day of December, 2000 by and between FORT ORANGE PAPER COMPANY, INC., a New York business corporation, with an address for the receipt of mail at 1900 River Road, Castleton-on-Hudson, New York 12033, formerly known as Fort Orange Acquisition Co., Inc. (the "Borrower"), JOHN P. HAY, JR. with an address for the receipt of mail at 43 Hawk Hill Lane, East Chatham, New York 12606 (the "Guarantor"), RECYCLED PROPERTIES, L.L.C., a New York limited liability company with an address for the receipt of mail at 1900 River Road, Castleton-on-Hudson, New York 12033 ("Company") and RELM WIRELESS CORPORATION, a Nevada corporation, successor in interest to FOPO, Inc., with an address for the receipt of mail at 7100 Technology Drive, West Melbourne, Florida 32904 (the "Lender").

                                    RECITALS:

         1. The Lender is now the lawful owner and holder of a Note (the "Note") dated June 16, 1997 from the Borrower to the Lender in the original principal amount of Two Million Four Hundred Thousand and 00/100's Dollars ($2,400,000.00) having an outstanding principal balance as of the date hereof in the amount of One Million Six Hundred Thousand and no/100's Dollars ($1,600,000.00).

         2. The Note is secured by a grant of a security interest in certain assets of the Borrower pursuant to the terms of that certain Security Agreement dated as of June 16, 1997 from the Borrower to the Lender (the "Security Agreement"). The extensions of credit from the Lender to the Borrower under the Note and the Security Agreement are guaranteed by the Guarantor pursuant to the terms of that certain Guaranty dated June 16, 1997 (the "Guaranty").

         3. Prior to the date hereof, FOPO, Inc. assigned all of its rights, title and interest in and to the Note, Security Agreement and Guaranty to the Lender.

         4. The Borrower and the Company have obtained an extension of credit in the amount of One Million Three Hundred Sixty Five Thousand Dollars ($1,365,000.00) from the New York State Business Development Corporation (the "NYBDC") to the Borrower (the "$1.365mm Loan"). Charter One Bank ("Charter One") has agreed to purchase a participation interest in one-half of the $1.365mm Loan. The $1.365mm Loan shall be secured by a mortgage lien on certain real estate owned by the Company and leased to the Borrower and an assignment of leases and rents from the Company to NYBDC with respect thereto. This mortgage and assignment of leases and rents are referred to herein as the "NYBDC Collateral Documents". In addition the $1.365mm Loan shall be guaranteed by the Guarantor pursuant to a Guaranty (the "NYBDC Individual

                  Guarantee"; and together with the NYBDC Collateral Documents the "NYBDC Financing Documents"). The Borrower shall use a portion of the $1.365mm Loan to (a) reduce the outstanding principal balance of the Note to Nine Hundred Thousand Dollars ($900,000.00") by providing the Lender with a Seven Hundred Thousand Dollar ($700,000.00) payment on the Note (the "Note Payment") and (b) to pay all accumulated and unpaid interest under the Note through the date hereof in the amount of One Hundred Sixty Six Thousand One Hundred Sixty Four and 60/100's Dollars ($166,164.60; the "Interest Payment"). In consideration for such reductions and payments and as a condition precedent to the NYBDC' s extension of the $1.365mm Loan, the Borrower has requested that the Lender modify the Note so that the obligations of the Borrower under the Note are substituted and amended and restated by two separate promissory notes one in the original principal amount of Three Hundred Thousand Dollars ($300,000.00; the "$300K Note") and a second in the original principal amount of Six Hundred Thousand Dollars ($600,000.00; the "$600K Note") and modify the terms of certain of the Financing Documents, as hereinafter defined, and the Borrower have agreed to modify the Note and substitute, amend and restate the same with the $300K Note and the $600K Note and modify certain of the Financing Documents as hereafter provided. The Security Agreement, Note, $300K Note, $600K Note, the Guaranty and all contemporaneous modifications or amendments thereto or clarifications thereof and all other instruments executed between the Borrower or Lender in connection with the Note, the $300K Note and the $600K Note are hereinafter collectively referred to as the "Financing Documents".

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

I. DEFINITIONS: All capitalized terms used herein and not otherwise defined herein shall have the meaning given said terms in the Financing Documents and the Guaranty.

II. REPRESENTATIONS/ESTOPPEL: The Borrower covenants, represents, warrants and agrees with and to Lender, its successors and assigns, that:

A. There is currently outstanding under the Note the principal sum of One Million Six Hundred Thousand and no/100's Dollars ($1,600,000.00). After the Note Payment, the outstanding principal balance under the Note shall be Nine Hundred Thousand Dollars ($900,000.00);

B. There are no defenses, offsets or counterclaims of any kind or nature whatsoever against the Note, the Financing Documents and the Guaranty, with respect to the payment of the obligations evidenced by the Note;

C. The Borrower, Guarantor and Company have the power and authority to enter into this Loan Modification Agreement. The Note, Financing Documents, Guaranty and this Loan Modification Agreement constitute the legal, valid and binding obligations of the parties thereto enforceable against the same in accordance with its terms. Without limiting the


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

         generality of the foregoing, the board of directors of the Borrower and the Member of the Company have each duly authorized the execution, delivery, and performance of this Agreement by the Borrower and Company, respectively and the Borrower and the Company have each taken all action necessary to execute, deliver and perform its obligations under the Note, Financing Documents and this Loan Modification Agreement. Neither the execution and the delivery of this agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which either the Borrower, Company or Guarantor is subject or any provision of the charter, by-laws or operating agreement thereof or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which either the Borrower, Company or Guarantor is a party or by which it is bound or to which any of its assets is subject.

D. There are no actions, suits, appeals or proceedings pending or threatened against or affecting, the Borrower or the Guarantor which may adversely affect the validity or enforce ability of the Note, the Financing Documents or the Guaranty, at law or in equity, or before or by any governmental authority; and neither the Borrower nor the Guarantor is in default with respect to any order, writ, judgment, decree or demand of any court or any governmental authority.

E. Borrower hereby (i) ratifies and confirms the lien, conveyance and grant contained in and created by the Financing Documents and (ii) agrees that nothing contained in this Loan Modification Agreement is intended to or shall impair the lien, conveyance and grant of the Financing Documents.

F. Upon the execution of this Loan Modification Agreement the Borrower shall deliver to the Lender (i) the Note Payment and (ii) the Interest Payment.

III.     MODIFICATIONS.

A. Upon receipt of the Note Payment and the Interest Payment, $700,000 of the outstanding principal balance due under the Note and all accrued and unpaid interest shall be deemed paid by such payments, the Note shall be modified and the remaining obligations of the Borrower under the Note shall be amended, restated and substituted by the $600K Note and the $300K Note and the same shall restate and memorialize the obligations of the Borrower to the Lender. Upon receipt of the Note Payment, the Interest Payment, the $300K Note and the $600K Note, the Lender shall and shall be deemed to have surrendered the Note to the Borrower. The terms of the $300K Note are set forth on Schedule "B", attached hereto and incorporated by reference herein; the terms of the $600K Note are set forth on Schedule "C", attached hereto and incorporated by reference herein. The parties do hereby acknowledge that the $600K Note shall be subject to that certain Standby Creditor's Agreement dated as of even date herewith by and among the


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

         Lender, NYBDC and Charter One (the "Standby Agreement"), a copy of which is attached as Exhibit "A" to Schedule "C" hereto.

B.       The Security Agreement is hereby modified as follows:

         i. Section A of the "Background" provisions of the Security Agreement is deleted in its entirety and the following is inserted in lieu thereof:

                  The Debtor is indebted to the Secured Party under the Secured Note of Debtor dated of even date herewith under and pursuant to an Asset Purchase Agreement dated as of May 12, 1997 between the Debtor and the Secured Party (the "Purchase Agreement") and as of December 22, 2000, the outstanding principal amount of the Note has been reduced to $1,600,000.00 through principal payments, the Secured Note has been amended and restated as of December 22, 2000 and the remaining obligations of the Borrower under the Secured Note are now evidenced by that certain amended and restated promissory note dated as of December 22, 2000 evidencing the Debtor obligations to the Secured Party in the amount of $300,000.00 (the "$300K Note") and that certain amended and restated promissory note dated as of December 22, 2000 evidencing the Debtor obligations to the Secured Party in the amount of $600,000.00 (the "$600K Note"; and togther with the $300K Note and the Secured Note being hereinafter collectively referred to as the "Note").

         ii. Section 5.02(b) of the Security Agreement is amended by inserting the following at the conclusion thereof:

                  The Secured Party does hereby acknowledge that (i) the principal reduction of the Senior Debt in connection with certain transactions between the Debtor and New York Business Development Corporation ("NYBDC") and Charter One Bank ("Charter One") on or about December 22, 2000 (the "NYBDC Transactions") shall not constitute a refinancing of the Senior Loan and (ii) nothing herein shall restrict the Debtor's or its affiliates ability to consummate the NYBDC Transactions.

         iii.     The following is inserted as section 5.02(j):

                  The Debtor shall provide the Secured party with all financial documentation concerning the Debtor that it is required to provide to the NYBDC in connection with the NYBDC Transactions, whether or not the obligations under the NYBDC Transactions remain outstanding.


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

         iv. Section 7 of the Security Agreement is amended by inserting the following at the beginning thereof:

                  Subject to the obligations and limitations on the Secured Party pursuant to the terms of that certain Standby Creditor's Agreement dated as of December 22, 2000 by and among the Secured Party, NYBDC and others (the "Standby Agreement"),

C.       The Guaranty is hereby modified as follows:

         i. The last sentence of the first paragraph of the "Background" section of the Guaranty Agreement is deleted in its entirety and following is inserted in lieu thereof:

                  In connection with such transaction, Buyer has issued to Seller its Senior Secured Promissory Note in the face amount of $2,400,000 (the "Secured Note"). The outstanding principal amount of the Secured Note has been reduced to $1,600,000.00 through principal payments, the Secured Note has been amended and restated as of December 22, 2000 and the remaining obligations of the Borrower under the Secured Note are now evidenced by that certain amended and restated promissory note dated as of December 22, 2000 evidencing the Debtor obligations to the Secured Party in the amount of $300,000.00 (the "$300K Note") and that certain amended and restated promissory note dated as of December 22, 2000 evidencing the Debtor obligations to the Secured Party in the amount of $600,000.00 (the "$600K Note"; and together with the $300K Note and the Secured Note being hereinafter collectively referred to as the "Note").

         ii.      The following is added as section 13 of the Guaranty:

                  The rights of the Seller to collect on the Guaranty with respect to any obligation of the Buyer to the Seller under the $600K Note is subject to the obligations and limitations on the Seller pursuant to the terms of that certain Standby Creditor's Agreement dated as of December 22, 2000 by and among the Secured Party, New York Business Development Corporation and others (the "Standby Agreement").

D. Except as is expressly set forth herein, nothing contained herein shall be deemed to amend or modify in any manner the Security Agreement, Guaranty, that certain Intercreditor Agreement dated as of June, 1997 between the Lender and Milberg Factors, Inc. (the "Intercreditor Agreement") or any document or instrument evidencing or collateralizing the obligations evidenced by the $300K Note or the $600K Note, all of which the Borrower hereby ratifies and reaffirms in each and every respect.

IV.      ADDITIONAL COVENANTS AND AGREEMENTS:

A. The Lender acknowledges that there is currently outstanding under the Note the principal sum of One Million Six Hundred Thousand and no/100's Dollars ($1,600,000.00). After the Note Payment, the outstanding principal balance under the Note shall be Nine Hundred Thousand Dollars ($900,000.00). This balance shall be paid by the issuance of the $300K Note and the $600K Note.

B. The Guarantor (1) consents to the execution and delivery of this Loan Modification Agreement by the Borrower and (2) in consideration for the execution and delivery of this Loan Modification Agreement and without limiting the terms and provisions of the Guaranty to which he or it is a party, affirms his continuing obligations under the Guaranty and acknowledges that the execution and delivery of this Loan Modification Agreement and the modification and amendments made hereby will not affect or impair his guaranty of the due and punctual payment of the $300K Note and the $600K Note under the Guaranty.

C. The Lender does hereby acknowledge receipt of notice of the transactions between the Borrower and NYBDC including, without limitation, the $1.365mm Loan and the transactions contemplated by the NYBDC Financing Documents (the "NYBDC Transactions") and receipt of notice of the transactions between the Borrower and Milberg Factors, Inc. (the "Senior Lender") including, without limitation the principal reduction on the Borrower's outstanding term debt with the Senior Lender and the modification of certain loan agreements between the Senior Lender and the Borrower, all as memorialized by the terms of that certain Loan Modification Agreement dated of even date herewith by and among the Borrower and the Senior Lender, among others (the "Senior Lender Transactions"). The Lender does hereby consent to the NYBDC Transactions and the Senior Lender Transactions. The Lender does hereby
         (i) waive any breach of the Note, the $300K Note, the $600K Note, the Security Agreement, Financing Documents and/or Guaranty arising in connection with the consummation of the NYBDC Transactions and/or the Senior Lender Transactions, (ii) waive any right on the part of the Lender to declare an event of default or otherwise accelerate the obligations of the Borrower or any Guarantor under the terms of the Note, the $300K Note, the $600K Note, Security Agreement, Financing Documents and/or Guaranty in connection with the consummation of the NYBDC Transactions and/or the Senior Lender Transactions, (iii) acknowledge that the consummation of the NYBDC Transactions and the Senior Lender Transactions shall not give rise to any right of the Lender to accelerate or other wise alter or amend the terms of the Note, the $300K Note, the $600K Note, Security Agreement, Financing Documents and/or Guaranty and (iv) waive any breach, default, event of default or right of acceleration under the Note, Security Agreement, Financing Documents and/or Guaranty arising or existing prior to the date hereof, provided that such waiver shall not constitute a waiver with respect to any future occurrence of such breach, default, event of default or right of acceleration.


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

D. The Lender does hereby acknowledge and agree for the benefit of the Borrower and the Guarantor that the grant of a mortgage lien in or security interest in or on any property of the Company to secure the $1.365mm Loan or the Guarantor's execution and delivery of the NYBDC Individual Guarantee or as otherwise contemplated by the NYBDC Transactions shall not affect or give rise to any right of the Lender to obtain a security interest in any asset of the Company or Guarantor or affect the subordination of the Lender or the limitation of its rights under the terms of the Intercreditor Agreement. The Intercreditor Agreement shall remain in full force and effect and the rights, obligations and limitation on and of the parties thereunder shall not be affected by the consummation of the NYBDC Transactions or the transactions contemplated hereby.

V.       MISCELLANEOUS:

A. The parties shall execute and deliver to each other any documents reasonably requested to carry out the purposes of this Loan Modification Agreement.

B. The provisions of this Agreement shall inure and be binding upon the parties hereto and their respective successors and assigns.

C. This Agreement shall be deemed to have been made under and shall be governed in all respects by the laws of the State of New York.

D. This Agreement and all other agreements executed in consummation of the transactions contemplated hereby, may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Loan Modification Agreement as of the date and year written above.

"BORROWER"

THE FORT ORANGE PAPER COMPANY, INC.


By:      /s/ JOHN P. HAY, JR.
         -----------------------------------
         John P. Hay, Jr., President

"Company"

RECYCLED PROPERTIES, LLC.


By:      JOHN P. HAY, JR.
         -----------------------------------
         John P. Hay, Jr., Member


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

         JOHN P. HAY, JR.
         -----------------------------------
         John P. Hay, Jr.

"Lender"

RELM WIRELESS CORPORATION


By:      /s/ DONALD GOEBERT
         -----------------------------------
Its:
         --------------------------------------------


STATE OF NEW YORK       )
                        )ss:
COUNTY OF               )

         On the __ day of ___________ in the year __________ before me, the undersigned, a Notary Public in and for said State, personally appeared ____________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                                      --------------------------
                                                      Notary Public

STATE OF                            )
                                    )ss:
COUNTY OF                           )

         On the __ day of ___________ in the year __________ before me, the undersigned, a Notary Public in and for said State, personally appeared ____________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                                      --------------------------
                                                      Notary Public


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

                                  SCHEDULE "A"

                                  EXISTING NOTE

                            SECURITY PROMISSORY NOTE

$2,400,000.00                                               Dated: June 16, 1997

       FOR VALUE RECEIVED, FORT ORANGE ACQUISITION CO., INC., a New York corporation with an address at 1900 River Road, Castleton-on-Hudson., New York 12033 ("Maker"), promises to pay to the order of FORT ORANGE PAPER COMPANY, INC., a New York corporation with an address c/o Adage, Inc., 400 Willowbrook Lane, West Chester, Pennsylvania 19382, or to its assigns ("Payee"), the principal sum of TWO MILLION FOUR HUNDRED THOUSAND DOLLARS ($2,400,000.00), lawful money of the United States of America, together with interest accrued thereon, at the rate and on the terms set forth below:

         1.       PAYMENT OF INTEREST AND PRINCIPAL.

                  (a) PAYMENT OF INTEREST. Interest on the unpaid principal sum shall commence to accrue from the date hereof until the date when all amounts due hereunder have been paid in full and shall be payable in arrears in quarter annual installments commencing September 1, 1997. Interest shall be calculated as follows:

                           (i) Until the third anniversary of the date of this
Note, interest on the unpaid principal balance shall be calculated at an annual rate equal to fifty (50) basis points over the highest percentage rate of interest (other than a default rate of interest) charged Maker by Milberg Factors, Inc. (the "Senior Lender") as such percentage rate of interest is referenced in the Security Agreement (Accounts Receivable-Financing) dated June 16, 1997 between the Senior Lender and the Maker (the "Senior Loan"), and as such rate of interest may be adjusted from time to time; provided, however that if at any time during the period commencing on the date hereof and ending on the third anniversary date of this Note, the Senior Loan is refinanced, then from and after the date of such refinancing, interest on the unpaid principal balance shall be determined in accordance with Section 1(a) (ii) below.

                           (ii) From and after the third anniversary of the date
of this Note, or upon a refinancing of the Senior Loan as provided in Section 1(a) (i) above, interest on the unpaid principal balance shall be calculated at an annual rate equal to one hundred (100) basis points over the highest percentage rate of interest charged the Maker by any lender (other than a default rate of interest), including the Senior Lender, which has a security interest or right of preference in payment or priority over the security interest or right of payment and priority of the Payee, and as such rate of interest may be adjusted from time to time.

                           (iii) If, following the third anniversary of the date
of this Note, Maker is not indebted to any lender which has a security interest or right of preference in payment or priority over the security interest or right of payment and priority of the Payee, interest on the unpaid principal balance shall be calculated at an annual rate equal to the rate of interest announced from time to time as the prime rate of interest by CoreStates Bank, N.A. plus three percent (3%);

provided, however, that if any payment of principal or interest is not paid when due, and regardless of whether an Event of Default has been declared, interest on such unpaid amount at the rate of two hundred (200) basis points over the interest rate then in effect as determined under Sections 1(a) (i), 1(a) (ii) or 1(a) (iii) above shall accrue from and after the date when such payment is due until the date when paid in full. If any rate of interest hereunder or upon which interest hereunder is calculated is based upon a variable or adjustable rate, such as the prime rate or LIBOR, the variable or adjustable rate of interest shall be deemed to automatically change, without notice to Maker, effective the date of any such change.

                  (b) PAYMENT OF PRINCIPAL. The unpaid principal balance under this Note, together with all accrued and unpaid interest and all other amounts due under this Note, shall be paid as follows: Four Hundred Thousand Dollars ($400,000) on each of the first, second, third and fourth anniversary of the date of this Note, and Eight Hundred Thousand Dollars ($800,000) on the fifth anniversary of the date of this Note.

                  (c) PREPAYMENT. Maker shall have the right to prepay at any time and from time to time, without penalty or premium, all or any portion of the outstanding principal of the Note. All prepayments of outstanding principal of the Note shall be applied first to accrued interest, and second to unpaid principal due hereunder.

                  (d) PLACE OF PAYMENT. Maker shall make all payments to Payee at the address of Payee as set forth on the first page of this Note or to such other place or places as Payee, from time to time, shall designate in writing to Maker.

         2. SECURITY AND GUARANTY AGREEMENTS. To secure all of Maker's obligations under this Note, Maker has granted to Payee a lien and security interest in the Collateral, as such term is defined in the Security Agreement of even date herewith between Maker and Payee (the "Security Agreement"), the terms of which are incorporated herein by reference. The security interest in the Collateral shall be second in priority and perfection only to the security interest granted by Maker to the Senior Lender to secure Maker's obligations under the Senior Loan. The security interest in the Collateral shall be discharged upon indefeasible payment in full of the indebtedness of the Maker to the Payee under the Note. As additional security for the Maker's obligations to Payee under this Note, John P. Hay, Jr., the sole stockholder of Maker (the "Stockholder"), has executed and delivered to Payee his Guaranty dated of even date herewith (the "Guaranty"), the terms of which are incorporated herein by reference, pursuant to which the Stockholder has unconditionally guaranteed the punctual payment and performance by Maker of all of Maker's obligations hereunder.

         3.       EVENTS OF DEFAULT; REMEDIES.

                  (a) EVENTS OF DEFAULT. The following shall constitute events of default ("Events of Default"):

                           (i) Maker fails to pay when due any principal,
interest or other sums due hereunder and shall not have remedied such failure within five (5) days after the date when due.


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

                           (ii) Maker defaults in the observance or performance
of any condition or covenant contained in this Note, the Security Agreement or the Purchase Agreement dated as of May 12, 1997 between Maker and Payee (the "Purchase Agreement") and Maker shall not have remedied the default within thirty (30) days after receipt of written notice of such default has been given by Payee to Maker, provided, however, that if Maker has the ability to cure such default, but such default cannot reasonably be cured by Maker within such thirty
(30) day period, an Event of Default shall not be deemed to occur until the passage of an additional thirty (30) days following the initial thirty (30) day period so long as Maker shall continuously and diligently in good faith pursue such cure during such additional thirty (30) days; provided, further, however, that if the default has not been cured by the end of such thirty (30) days, the Event of Default shall be deemed to have occurred at the end of such, thirty
(30) days. (The Security Agreement, Guaranty and Purchase Agreement are sometimes herein collectively called the "Other Documents").

                           (iii) Stockholder defaults in the observance or
performance of any condition or covenant contained in the Guaranty, and Stockholder shall not have remedied the default within thirty (30) days after receipt of written notice of such default has been given by Payee to Stockholder; provided, however, that if Stockholder has the ability to cure such default, but such default cannot reasonably be cured by Stockholder within such thirty (30) day period, an Event of Default shall not be deemed to occur until the passage of an additional thirty (30) days following the initial thirty (30) day period so long as Stockholder shall continuously and diligently in good faith pursue such cure during such additional thirty (30) days; provided, further, however, that if the default has not been cured by the end of such thirty (30) days, the Event of Default shall be deemed to have occurred at the end of such thirty (30) days.

                           (iv) The breach by Maker or Stockholder of any
warranty or any misrepresentation contained in this Note or the Other Documents, and such breach or misrepresentation shall not have been remedied within thirty
(30) days after receipt of written notice of such breach has been given by Payee to Maker.

                           (v) The occurrence of an Event of Default, as such
term is defined in any of the Other Documents, by Maker or Stockholder after the lapse of all grace and cure periods; provided, however, that if an Event of Default under this clause (v) shall also be an Event of Default under clauses
(iii) or (iv) above, then an Event of Default under this clause (v) shall not be deemed to occur until the passage of all applicable grace periods available to Maker under clauses (iii) or (iv).

                           (vi) A dissolution or liquidation of Maker shall have
been declared.

                           (vii) If Maker shall make an assignment for the
benefit of creditors, or file a voluntary petition under the Bankruptcy Code, as amended, or any other federal or state insolvency law or apply for or consent to the appointment of a receiver, trustee or custodian of all or part of its property.

                           (viii) If Maker shall file an answer admitting the
jurisdiction of the court and the material allegations of an involuntary petition filed against it under the Bankruptcy Code, as amended, or any other federal or state insolvency law, or shall fail to have such petition dismissed within sixty (60) days after its filing.

                           (ix) If an Order for relief shall be entered
following the filing of an involuntary petition against Maker under the Bankruptcy Code, as amended, or any other federal or state insolvency law, or if an Order shall be entered appointing a receiver, trustee or custodian of all or parts of its property.

                           (x) The occurrence of an Event of Default under the
Senior Loan, as defined in the Security Agreement.

                           (xi) If Maker shall amend or otherwise modify the
Senior Loan without the prior written consent of Payee and which amendment or modification would increase the amount of indebtedness which could be borrowed by Maker thereunder to an amount in excess of Eight Million Dollars ($8,000,000.00) plus that certain One Million Seven Hundred Fifty Thousand Dollar ($1,750,000.00) additional facility for up to ninety days which additional facility shall be paid in no event later than September 10, 1997.

                  (b) REMEDIES. In an Event of Default shall occur and be continuing then, in the sole discretion of Payee and without further notice to Maker, the unpaid principal amount and the accrued interest hereunder at the applicable rate specified above until full payment of all amounts due hereunder, and all other Sums due by Maker under this Note shall become immediately due and payable without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by Maker. In addition, in each case, Payee may recover all costs of suit and other expenses incurred by Payee (including reasonable attorneys' fees) in connection with the collection of any sums due hereunder. In addition to any other remedies available to it, the Payee may exercise its rights under the Other Documents. The remedies set forth herein shall be in addition to, and not in lieu of, any other additional rights or remedies Payee may have at law or in equity.

         4. RIGHTS CUMULATIVE. The remedies of Payee as provided in this Note shall be cumulative and concurrent; may be pursued singly, successively or together at the sole discretion of Payee, may be exercised as often as occasion for their exercise shall occur; and in no event shall the failure to exercise any such right or remedy be construed as a waiver or release of it.

         5. CONTROLLING LAW. This Note and all questions relating to its validity, interpretation or performance and enforcement shall be governed by and construed in accordance with the laws of the State of New York.

         6. NOTICES. Any notices or other communications required to be delivered hereunder shall be sent or delivered in accordance with the provision for giving notice under the Security Agreement.

         7. BINDING NATURE OF NOTE. This Note shall be binding upon Maker, and its successors and assigns, and shall inure to the benefit of Payee, and its successors and assigns.

         8. MODIFICATION. This Note may not be modified or amended other than by an agreement in writing signed by Maker and Payee.

         IN WITNESS THEREOF, Maker, intending to be legally bound, has caused its duly authorized representative to execute and deliver this Note on the date first written above.

                                                FORT ORANGE ACQUISITION CO.,INC.

                                                By:  /s/ JOHN P. HAY, JR.
                                                     ---------------------------
                                                     Title: PRESIDENT
                                                            --------------------

                                  SCHEDULE "B"

                                   $300K NOTE

                             SECURED PROMISSORY NOTE

$300,000.00                                             Dated: December 22, 2000

         FOR VALUE RECEIVED, FORT ORANGE PAPER COMPANY, INC., a New York corporation with an address at 1900 River Road, Castleton-on-Hudson, New York 12033 ("Maker"), promises to pay to the order of RELM WIRELESS CORPORATION, a Nevada corporation with an address at 7100 Technology Drive, West Melbourne, Florida 32904 ("Payee"), the principal sum of THREE HUNDRED THOUSAND DOLLARS ($300,000.00), lawful money of the United States of America, together with interest accrued thereon, at the rate and on the terms set forth below:

         1.       PAYMENT OF INTEREST AND PRINCIPAL.

                  (a) PAYMENT OF INTEREST. Interest on the unpaid principal sum shall commence to accrue from the date hereof until the date when all amounts due hereunder have been paid in full and shall be payable in arrears in semi annual installments commencing July 1, 2001. Interest shall be calculated at an annual rate equal to the highest publicly announced "reference", "prime" or "base" interest rate of Chase Manhattan Bank (the "Prime Rate") (which is now nine and one-half percent per annum) plus two and three-quarters percent (2.75%), provided, however, that if any payment of principal or interest is not paid when due, and regardless of whether an Event of Default has been declared, interest on the unpaid principal sum of this Note at the rate of one hundred
(100) basis points over the interest rate then in effect shall accrue from and after the date when such payment is due until the date when paid in full. The rate of interest hereunder shall be deemed to automatically change, without notice to Maker, effective the date of any such change.

                  (b) PAYMENT OF PRINCIPAL. The unpaid principal balance under this Note, together with all other amounts due under this Note, shall be paid as follows: Seventy Five Thousand Dollars ($75,000) on January 1, 2003 (the "Principal Payment Date") and on the first anniversary of the Principal Payment Date and Fifty Thousand Dollars ($50,000) on the second, third and fourth anniversary of the Principal Payment Date.

                  (c) PREPAYMENT. Maker shall have the right to prepay at any time and from time to time, without penalty or premium, all or any portion of the outstanding principal of the Note. All prepayments of outstanding principal of the Note shall be applied first to accrued interest, and second to unpaid principal due thereunder.

                  (d) MANDATORY PREPAYMENT. Maker shall pay the unpaid principal balance under this Note, together with all charges, fees and accrued and unpaid interest hereunder, in connection with a Sale of the Maker. Where

         (i) "Sale of the Maker" means (a) the consolidation or merger of the Maker or any Successor Entity into any Person not under the Control of John P. Hay, Jr. and/or one or more Permitted Family Transferees, (b) the voluntary sale or transfer of all or substantially all of the assets of Maker or any Successor Entity in one or more related transactions to, any Person, other than John P. Hay, Jr. and/or one or more Permitted

         Family Transferees or (c) any voluntary change in Control of the Maker or any Successor Entity;

         (ii) "Control" with respect to the Maker or any Successor Entity means John P. Hay, Jr.'s ownership (or in the case of Permitted Family Transfers, control), of more than fifty percent (50%) of the voting Equity Interest of that Person on a fully diluted basis calculated assuming the exercise of all options and warrants and assuming the conversion of any Equity Interest convertible into voting Equity Interest which as of the date in question have an exercise price equal to or less than the fair market value of such interest to be acquired;

         (iii) "Equity Interest" means capital stock, warrants, options, convertible securities or notes, other rights to acquire capital stock, stock appreciation rights, phantom stock rights, profit participation rights (other than reasonable employee bonuses based upon profitability), and other rights and interest in any share of the equity of an entity, of any kind;

         (iv) "Permitted Family Transfers" means transfers of Equity Interests by John P. Hay, Jr. to members of his immediate family, or to trusts for the beneficial interest of John P. Hay, Jr. or members of his immediate family, or to entities or partnerships the sole owners and beneficiaries of which are John P. Hay, Jr. and members of his immediate family, provided, however, that in each case John P. Hay, Jr. at all times retains full and unencumbered voting control with respect to such transferred Equity Interests;

         (v) "Person" means any individual, corporation, partnership, joint venture, association, limited liability company, joint stock company, trust, unincorporated organization or government or any agency or political subdivision; and

         (vi)"Successor Entity" means John P. Hay, Jr. and/or any Person under the control of John P. Hay, Jr. and/or one or more Permitted Family Transferees which have (i) consolidated with or into which the Maker has been merged and (ii) purchased all or substantially all of the assets of Maker in one or more related transactions.

                  (e) PLACE OF PAYMENT. Maker shall make all payments to Payee at the address of Payee as set forth on the first page of this Note or to such other place or places as Payee, from time to time, shall designate in writing to Maker.

         2. SECURITY AND GUARANTY AGREEMENTS. All of Maker's obligations under this Note are secured by a lien and security interest in the Collateral, as such term is defined in the Security Agreement dated June 16, 1997 between Maker and Payee (the "Security Agreement"), as modified by that certain Loan Modification Agreement dated of even date herewith between the Maker and Payee, the terms of which are incorporated herein by reference. The security interest in the Collateral shall be second in priority and perfection only to the security interest granted by Maker to Milberg Factors, Inc. (the "Senior Lender") to secure Maker's obligations under the Security Agreement (Accounts Receivable-Financing) dated June 16, 1997 between the Senior Lender and the Maker, as modified by that certain Loan Modification Agreement among the

Senior Lender and the Maker, among others dated of even date herewith and a term loan from the Senior Lender to the Maker as evidenced by a certain promissory note dated of even date herewith from the Maker to the Senior Lender in the amount of $300,000 (collectively the "Senior Loan"). The security interest in the Collateral shall be discharged upon indefeasible payment in full of the indebtedness of the Maker to the Payee under the Note and that certain promissory note dated of even date herewith from the Maker to the Payee in the amount of $600,000. As additional security for the Maker's obligations to Payee under this Note, John P. Hay, Jr., the sole stockholder of Maker (the "Stockholder"), executed and delivered to Payee his Guaranty dated as of June 16, 1997 as modified by the Loan Modification Agreement (the "Guaranty"), the terms of which are incorporated herein by reference, pursuant to which the Stockholder has unconditionally guaranteed the punctual payment and performance by Maker of all of Maker's obligations hereunder.

         3. EVENTS OF DEFAULT; REMEDIES.

                  (a) EVENTS OF DEFAULT. The following shall constitute events of default ("Events of Default"):

                           (i) Maker fails to pay when due any principal,
interest or other sums due hereunder and shall not have remedied such failure within five (5) days after the date when due.

                           (ii) Maker defaults in the observance or performance
of any condition or covenant contained in this Note, the Security Agreement or the Purchase Agreement dated as of May 12, 1997 between Maker and Payee (the "Purchase Agreement") and Maker shall not have remedied the default within thirty (30) days after receipt of written notice of such default has been given by Payee to Maker; provided, however, that if Maker has the ability to cure such default, but such default cannot reasonably be cured by Maker within such thirty
(30) day period, an Event of Default shall not be deemed to occur until the passage of an additional thirty (30) days following the initial thirty (30) day period so long as Maker shall continuously and diligently in good faith pursue such cure during such additional thirty (30) days; provided, further, however, that if the default has not been cured by the end of such thirty (30) days, the Event of Default shall be deemed to have occurred at the end of such thirty (30) days. (The Security Agreement, Guaranty and Purchase Agreement are sometimes herein collectively called the "Other Documents").

                           (iii) Stockholder defaults in the observance or
performance of any condition or covenant contained in the Guaranty, and Stockholder shall not have remedied the default within thirty (30) days after receipt of written notice of such default has been given by Payee to Stockholder; provided, however, that if Stockholder has the ability to cure such default, but such default cannot reasonably be cured by Stockholder within such thirty (30) day period, an Event of Default shall not be deemed to occur until the passage of an additional thirty (30) days following the initial thirty (30) day period so long as Stockholder shall continuously and diligently in good faith pursue such cure during such additional thirty (30) days; provided, further, however, that if the default has not been cured by the end of such thirty (30) days, the Event of Default shall be deemed to have occurred at the end of such thirty (30) days.

                           (iv) The breach by Maker or Stockholder of any
warranty or any misrepresentation contained in this Note or the Other Documents, and such breach or misrepresentation shall not have been remedied within thirty
(30) days after receipt of written notice of such breach has been given by Payee to Maker.

                           (v) The occurrence of an Event of Default, as such
term is defined in any of the Other Documents, by Maker or Stockholder after the lapse of all grace and cure periods; provided, however, that if an Event of Default under this Clause (v) shall also be an Event of Default under Clauses
(iii) or (iv) above, then an Event of Default under this clause (v) shall not be deemed to occur until the passage of all applicable grace periods available to Maker under clauses (iii) or (iv).

                           (vi) A dissolution or liquidation of Maker shall have
been declared.

                           (vii) If Maker shall make an assignment for the
benefit of creditors, or file a voluntary petition under the Bankruptcy Code, as amended, or any other federal or sate insolvency law, or apply for or consent to the appointment of a receiver, trustee or custodian of all or part of its property.

                           (viii) If Maker shall file an answer admitting the
jurisdiction of the court and the material allegations of an involuntary petition filed against it under the Bankruptcy Code, as amended, or any other federal or state insolvency law, or shall fail to have such petition dismissed within sixty (60) days after its filing.

                           (ix) If an Order for relief shall be entered
following the filing of an involuntary petition against Maker under the Bankruptcy Code, as amended, or any other federal or state insolvency law, or if an Order shall be entered appointing a receiver, trustee or custodian of all or parts of its property.

                           (x) The occurrence of an Event of Default under the
Senior Loan, as defined in the Security Agreement.

                           (xi) If Maker shall amend or otherwise modify the
Senior Loan without the prior written consent of Payee and which amendment or modification would increase the amount of indebtedness which could be borrowed by Maker thereunder to an amount in excess of Eight Million Dollars ($8,000,000.00).

                  (b) REMEDIES. If an Event of Default shall occur and be continuing then, in the sole discretion of Payee and without further notice to Maker, the unpaid principal amount and the accrued interest hereunder at the applicable rate specified above until full payment of all amounts due hereunder, and all other sums due by Maker under this Note shall become immediately due and payable without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by Maker. Without limiting the foregoing, the obligations of the Maker to Payee shall automatically accelerate and be due and payable in full upon the occurrence of an Event of Default outlined in section (3)(a)(vii), (viii) and (ix), hereof. In addition, in each case, Payee may recover all costs of suit and other expenses incurred by Payee

(including reasonable attorneys' fees) in connection with the collection of any sums due hereunder. In addition to any other remedies available to it, but subject to the terms and provisions of that certain Standby Creditor's Agreement dated of even date herewith by and between the New York Business Development Corporation, Maker and Payee (the "Standby Agreement"), the Payee may exercise its rights under the Other Documents. The remedies set forth herein shall be in addition to, and not in lieu of, any other additional rights or remedies Payee may have at law or in equity, subject to the terms and provisions of the Standby Agreement.

         4. RIGHTS CUMULATIVE. Subject to the terms and provisions of the Standby Agreement, the remedies of Payee as provided in this Note shall be cumulative and concurrent; may be pursued singly, successively or together at the sole discretion of Payee, may be exercised as often as occasion for their exercise shall occur; and in no event shall the failure to exercise any such right or remedy be construed as a waiver or release of it.

         5. CONTROLLING LAW. This Note and all questions relating to its validity, interpretation or performance and enforcement shall be governed by and construed in accordance with the laws of the State of New York.

         6. NOTICES. Any notices or other communications required to be delivered hereunder shall be sent or delivered in accordance with the provision for giving notice under the Security Agreement.

         7. BINDING NATURE OF NOTE. This Note shall be binding upon Maker, and it successors and assigns, and shall inure to the benefit of Payee, and its successors and assigns.

         8. MODIFICATION. This Note may not be modified or amended other than by an agreement in writing signed by Maker and Payee.

         IN WITNESS WHEREOF, Maker, intending to be legally bound, has caused its duly authorized representative to execute and deliver this Note on the date first written above.

FORT ORANGE PAPER COMPANY, INC.
f/k/a Fort Orange Acquisition Co., Inc.

By:      ____________________________________
Title: President

                                  SCHEDULE "C"

                                   $600K NOTE

                            SECURED PROMISSORY NOTE

$600,000.00                                             Dated: December 22, 2000

         FOR VALUE RECEIVED, FORT ORANGE PAPER COMPANY, INC., a New York corporation with an address at 1900 River Road, Castleton-on-Hudson, New York 12033 ("Maker"), promises to pay to RELM WIRELESS CORPORATION, a Nevada Corporation, with an address at 7100 Technology Drive, West Melbourne, Florida 32904 ("Payee"), the principal sum of SIX HUNDRED THOUSAND DOLLARS ($600,000.00), lawful money of the United States of America, together with interest accrued thereon, at the rate and on the terms set forth below:

         1.       INTEREST/PAYMENT OF INTEREST AND PRINCIPAL.

                  (a) INTEREST ACCRUAL. Interest on the unpaid principal sum shall commence to accrue from the date hereof until the date when all amounts due hereunder have been paid in full. Interest shall be calculated at an annual rate equal to the highest publicly announced "reference", "prime" or "base" interest rate of Chase Manhattan Bank (the "Prime Rate") (which is now nine and one-half percent per annum) plus two and three-quarters percent (2.75%), provided, however, that if any payment of principal or interest is not paid when due, and regardless of whether an Event of Default has been declared, interest on the unpaid principal sum of the Note at the rate of one hundred (100) basis points over the interest rate then in effect shall accrue from and after the date when such payment is due until the date when paid in full. The rate of interest hereunder shall be deemed to automatically change, without notice to Maker, effective the date of any such change.

                  (b) PAYMENT OF INTEREST. Subject to the terms and provisions of section (i) (d) hereof interest on the unpaid principal sum shall be payable in arrears in annual installments commencing April 1, 2002 (the "Initial Payment Date").

                  (b) PAYMENT OF PRINCIPAL. Subject to the terms and provisions of section (i) (d) hereof, the unpaid principal balance under this Note shall be paid as follows: Sixty Thousand Dollars ($60,000) on the Initial Payment Date and on each of the second, third, fourth, fifth, sixth, seventh, eighth, ninth and tenth anniversary of the Initial Payment Date.

                  (c) PLACE OF PAYMENT. Maker shall make all payments to Payee at the address of Payee as set forth on the first page of this Note or to such other place or places as Payee, from time to time, shall designate in writing to Maker.

                  (d) MANDATORY PREPAYMENT. Maker shall pay the unpaid principal balance under this Note, together with all charges, fees and accrued and unpaid interest hereunder, in connection with a Sale of the Maker. Where

         (i) "Sale of the Maker" means (a) the consolidation or merger of the Maker or any Successor Entity into any Person not under the Control of John P. Hay, Jr. and/or one or more Permitted Family Transferees, (b) the voluntary sale or transfer of all or substantially all of the assets of Maker or any Successor Entity in one or more related transactions to, any Person, other than John P. Hay, Jr. and/or one or more Permitted Family Transferees or (c) any voluntary change in Control of the Maker or any Successor Entity;

         (ii) "Control" with respect to the Maker or any Successor Entity means John P. Hay, Jr.'s ownership (or in the case of Permitted Family Transfers, control), of more than fifty percent (50%) of the voting Equity Interest of that Person on a fully diluted basis calculated assuming the exercise of all options and warrants and assuming the conversion of any Equity Interest convertible into voting Equity Interest which as of the date in question have an exercise price equal to or less than the fair market value of such interest to be acquired;

         (iii) "Equity Interest" means capital stock, warrants, options, convertible securities or notes, other rights to acquire capital stock, stock appreciation rights, phantom stock rights, profit participation rights (other than reasonable employee bonuses based upon profitability), and other rights and interest in any share of the equity of an entity, of any kind;

         (iv) "Permitted Family Transfers" means transfers of Equity Interests by John P. Hay, Jr. to members of his immediate family, or to trusts for the beneficial interest of John P. Hay, Jr. or members of his immediate family, or to entities or partnerships the sole owners and beneficiaries of which are John P. Hay, Jr. and members of his immediate family, provided, however, that in each case John P. Hay, Jr. at all times retains full and unencumbered voting control with respect to such transferred Equity Interests;

         (v) "Person" means any individual, corporation, partnership, joint venture, association, limited liability company, joint stock company, trust, unincorporated organization or government or any agency or political subdivision; and

         (vi)"Successor Entity" means John P. Hay, Jr. and/or any Person under the control of John P. Hay, Jr. and/or one or more Permitted Family Transferees which have (i) consolidated with or into which the Maker has been merged and (ii) purchased all or substantially all of the assets of Maker in one or more related transactions.

                  (e) LIMITATION ON PAYMENTS. No principal nor interest payment hereunder shall be allowed without the written consent of New York Business Development Corporation ("NYBDC") and Charter One Bank ("Charter One") for so long as the Maker has indebtedness outstanding to NYBDC or Charter One. Such payments may only be made under the terms and subject to the provisions of that certain Standby Creditor's Agreement dated of even date herewith by and between the Maker and NYBDC (the "Standby Agreement"), a copy of which is attached hereto as Exhibit "A" and incorporated by reference herein.

         2. SECURITY AND GUARANTY AGREEMENTS. All of Maker's obligations under this Note are secured by a lien and security interest in the Collateral, as such term is defined in the Security Agreement dated June 16, 1997 between Maker and Payee, as modified by that certain Loan Modification Agreement dated of even date herewith between the Maker and Payee (the

"Security Agreement"), the terms of which are incorporated herein by reference. The security interest in the Collateral shall be second in priority and perfection only to the security interest granted by Maker to Milberg Factors, Inc. (the "Senior Lender") to secure Maker's obligations under the Security Agreement (Accounts Receivable-Financing) dated June 16, 1997 between the Senior Lender and the Maker, as modified by that certain Loan Modification Agreement among the Senior Lender and the Maker, among others dated of even date herewith and a term loan from the Senior Lender to the Maker as evidenced by a certain promissory note dated of even date herewith from the Maker to the Senior Lender in the amount of $300,000 (collectively the "Senior Loan"). The security interest in the Collateral shall be discharged upon indefeasible payment in full of the indebtedness of the Maker to the Payee under the Note and that certain promissory note dated of even date herewith from the Maker to the Payee in the amount of $300,000. As additional security for the Maker's obligations to Payee under this Note, John P. Hay, Jr., the sole stockholder of Maker (the "Stockholder"), executed and delivered to Payee his Guaranty dated as of June 16, 1997 as modified by the Loan Modification Agreement (the "Guaranty"), the terms of which are incorporated herein by reference, pursuant to which the Stockholder has unconditionally guaranteed the punctual payment and performance by Maker of all of Maker's obligations hereunder.

         3.     EVENTS OF DEFAULT; REMEDIES.

                  (a) EVENTS OF DEFAULT. The following shall constitute events of default ("Events of Default"):

                           (i) Maker fails to pay when due and payable any
principal, interest or other sums due hereunder and shall not have remedied such failure within five (5) days after the date when due.

                           (ii) Maker defaults in the observance or performance
of any condition or covenant contained in this Note, the Security Agreement or the Purchase Agreement dated as of May 12, 1997 between Maker and Payee (the "Purchase Agreement") and Maker shall not have remedied the default within thirty (30) days after receipt of written notice of such default has been given by Payee to Maker; provided, however, that if Maker has the ability to cure such default, but such default cannot reasonably be cured by Maker within such thirty
(30) day period, an Event of Default shall not be deemed to occur until the passage of an additional thirty (30) days following the initial thirty (30) day period so long as Maker shall continuously and diligently in good faith pursue such cure during such additional thirty (30) days; provided, further, however, that if the default has not been cured by the end of such thirty (30) days, the Event of Default shall be deemed to have occurred at the end of such thirty (30) days. (The Security Agreement, Guaranty and Purchase Agreement are sometimes herein collectively called the "Other Documents").

                           (iii) Stockholder defaults in the observance or
performance of any condition or covenant contained in the Guaranty, and Stockholder shall not have remedied the default within thirty (30) days after receipt of written notice of such default has been given by Payee to Stockholder; provided, however, that if Stockholder has the ability to cure such default, but such default cannot reasonably be cured by Stockholder within such thirty (30) day period, an Event of Default shall not be deemed to occur until the passage of an additional thirty (30) days following the initial thirty (30) day period so long as Stockholder shall continuously and diligently in good faith pursue such cure during such additional thirty (30) days; provided, further, however, that if the default has not been cured by the end of such thirty (30) days, the Event of Default shall be deemed to have occurred at the end of such thirty (30) days.

                           (iv) The breach by Maker or Stockholder of any
warranty or any misrepresentation contained in this Note or the Other Documents, and such breach or misrepresentation shall not have been remedied within thirty
(30) days after receipt of written notice of such breach has been given by Payee to Maker.

                           (v) The occurrence of an Event of Default, as such
term is defined in any of the Other Documents, by Maker or Stockholder after the lapse of all grace and cure periods; provided, however, that if an Event of Default under this Clause (v) shall also be an Event of Default under Clauses
(iii) or (iv) above, then an Event of Default under this clause (v) shall not be deemed to occur until the passage of all applicable grace periods available to Maker under clauses (iii) or (iv).

                           (vi) A dissolution or liquidation of Maker shall have
been declared.

                           (vii) If Maker shall make an assignment for the
benefit of creditors, or file a voluntary petition under the Bankruptcy Code, as amended, or any other federal or sate insolvency law, or apply for or consent to the appointment of a receiver, trustee or custodian of all or part of its property.

                           (viii) If Maker shall file an answer admitting the
jurisdiction of the court and the material allegations of an involuntary petition filed against it under the Bankruptcy Code, as amended, or any other federal or state insolvency law, or shall fail to have such petition dismissed within sixty (60) days after its filing.

                           (ix) If an Order for relief shall be entered
following the filing of an involuntary petition against Maker under the Bankruptcy Code, as amended, or any other federal or state insolvency law, or if an Order shall be entered appointing a receiver, trustee or custodian of all or parts of its property.

                           (x) The occurrence of an Event of Default under the
Senior Loan, as defined in the Security Agreement.

                           (xi) If Maker shall amend or otherwise modify the
Senior Loan without the prior written consent of Payee and which amendment or modification would increase the amount of indebtedness which could be borrowed by Maker thereunder to an amount in excess of Eight Million Dollars ($8,000,000.00).

                  (b) REMEDIES. Subject to the obligations and limitations on the Payee pursuant to the terms of the Standby Agreement: (i) if an Event of Default shall occur and be continuing then, in the sole discretion of Payee and without further notice to Maker, the unpaid principal amount and the accrued interest hereunder at the applicable rate specified above until full payment of all amounts due hereunder, and all other sums due by Maker under this Note shall become immediately due and payable without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by Maker, the obligations of the Maker to Payee shall automatically accelerate and be due and payable in full upon the occurrence of an Event of Default outlined in section (3)(a)(vii), (viii) and (ix), hereof) ;
(ii) in each case, Payee may recover all costs of suit and other expenses incurred by Payee (including reasonable attorneys' fees) in connection with the collection of any sums due hereunder; (iii) in addition to any other remedies available to it, the Payee may exercise its rights under the Other Documents and
(iv) the remedies set forth herein shall be in addition to, and not in lieu of, any other additional rights or remedies Payee may have at law or in equity.

         4. RIGHTS CUMULATIVE. Subject to the obligations and limitations on the Secured Party pursuant to the terms of the Standby Agreement, the remedies of Payee as provided in this Note shall be cumulative and concurrent; may be pursued singly, successively or together at the sole discretion of Payee, may be exercised as often as occasion for their exercise shall occur; and in no event shall the failure to exercise any such right or remedy be construed as a waiver or release of it.

         5. CONTROLLING LAW. This Note and all questions relating to its validity, interpretation or performance and enforcement shall be governed by and construed in accordance with the laws of the State of New York.

         6. NOTICES. Any notices or other communications required to be delivered hereunder shall be sent or delivered in accordance with the provision for giving notice under the Security Agreement.

         7. BINDING NATURE OF NOTE. This Note shall be binding upon Maker, and it successors and assigns, and shall inure to the benefit of Payee, and its successors and assigns.

         8. MODIFICATION. This Note may not be modified or amended other than by an agreement in writing signed by Maker and Payee.

         9. NON ASSIGNABILITY. This note is non negotiable. The Payee may not assign its rights hereunder nor negotiate this note to any third party.

         IN WITNESS WHEREOF, Maker, intending to be legally bound, has caused its duly authorized representative to execute and deliver this Note on the date first written above.

                                         FORT ORANGE PAPER COMPANY, INC.
                                         f/k/a Fort Orange Acquisition Co., Inc.


                                         By:  __________________________________
                                              Title: President

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

                                   EXHIBIT "A"

                          STANDBY CREDITOR'S AGREEMENT

         AGREEMENT, made this ____day of December, 2000, by and between and between NEW YORK BUSINESS DEVELOPMENT CORPORATION, a domestic corporation organized and existing pursuant to Article V-A of the Banking Law of the State of New York with an office and its principal place of business located at 50 Beaver Street, Albany, New York 12207 (the "Lender"), and FORT ORANGE PAPER COMPANY, INC., a domestic corporation with an office at its principal place of business located at 1900 River Road, Castleton-on-Hudson, New York (the "Standby Borrower"), and RELM WIRELESS CORPORATION, a Nevada corporation with an office at its principal place of business located at 7100 Technology Drive, West Melbourne, Florida 32904 ("Standby Creditor").

         WHEREAS, the Standby Borrower is indebted to the Lender on account of one or more credit facilities; and

         WHEREAS, Standby Borrower is indebted to Standby Creditor which indebtedness is evidenced by a promissory note in the original principal amount of Six Hundred Thousand Dollars ($600,000.00), a copy of which is attached hereto and made a part hereof as Exhibit "1" (the "Note"); and

         WHEREAS, the Lender has requested Standby Creditor to enter into this Agreement to indicate its acknowledgment of the indebtedness of Standby Borrower to the Lender and to agree to certain terms and conditions in connection with the exercise of its rights under the Note.

         NOW, THEREFORE, in consideration of the payment of $1.00 and other valuable consideration in receipt in sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. The foregoing recitals are true and correct.

         2. Standby Creditor agrees that it will not accept principal or interest payments on account of the Note without the written consent of the Lender.

         3. The Lender agrees to consent to making of an annual payment on the Note by the Standby Borrower and to the Standby Creditor's acceptance of that payment provided that the audited statement for the most recently ended fiscal year indicates no uncured defaults in any loan or other agreement to which the Standby Borrower is a party, all payments to the Lender have been made as agreed, and the Standby Borrower has achieved a debt service coverage ratio, as determined by the Lender, of 1.2 to 1.0 or greater.

         4. The Standby Creditor agrees that it will not take any action to collect the indebtedness evidenced by the Note whether from the Standby Debtor or any guarantor of the indebtedness of the Standby Debtor to the Standby Creditor, without the written consent of the Lender or realize on its collateral.

         5. The Lender in its sole discretion, may take any action without affecting this Agreement, including but not limited to, the following:

                  i.       Modify the term of the Lender's Loan;

                  ii.      Grant an extension and renewal of the Lender's Loan;

                  iii. Defer payment or enter into a workout agreement of the Lender's Loan; or

                  iv. Release or substitute collateral security of the Lender's Loan;


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

                  v. Collect on existing collateral or require additional collateral in connection with the Lender's Loan;

                  vi.      Agree to release, compromise or settle the Lender's
                           Loan.

         6. This Agreement applies to any successor to Standby Creditor or assignee of this Agreement or of the Note including any Bankruptcy Trustee, receiver or surety.

         7. Excluding that certain promissory note dated of even date herewith from the Standby Borrower to the Standby Creditor in the original principal amount of Three Hundred Thousand ($300,000.00; (the "$300K Note"), additional notes made by Standby Borrower and delivered to Standby Creditor will be subject to the terms of this Agreement unless the Lender agrees otherwise in writing.

         8. This Agreement shall terminate upon the payment in full of the Lender's Loan.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                       NEW YORK BUSINESS DEVELOPMENT CORPORATION

                                       By:  ____________________________________
                                            Andrew M. Linchan
                                            Senior Vice President

                                       FORT ORANGE PAPER COMPANY, INC.

                                       By:  ____________________________________
                                            John Hay, Jr.
                                            President

                                       RELM WIRELESS CORPORATION

                                       By:  ____________________________________
                                       Its: ____________________________________


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